Exhibit 10.11(b)
REGISTRATION RIGHT AGREEMENT
     Registration Rights Agreement (this “Agreement”) dated as of February 8, 2008, by and between TRM Corporation, an Oregon corporation (the “Company”), and each of the Persons listed on the signature page hereto (each, a “Buyer”).
RECITALS
          WHEREAS, in connection with the Securities Purchase Agreement, of even date herewith, by and among the parties hereto (the “Loan Agreement”), the Company has agreed, upon the terms and subject to the conditions of the Loan Agreement, to, among other things, issue to the Buyers warrants to purchase shares of the Company’s common stock, no par value per share (the “Warrants” and the shares of common stock issuable upon exercise of the Warrants, the “Warrant Shares”);
          WHEREAS, to induce the Buyer to execute and deliver the Loan Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and applicable state securities laws.
          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
          1. Definitions. As used in this Agreement:
          (a) “Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.
          (b) “Demand Registration” has the meaning set forth in Section 2(a)(i).
          (c) “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.
          (d) “Other Holder” shall have the meaning set forth in Section 2(b).
          (e) “Other Securities” shall have the meaning set forth in Section 2(b).
          (f) “Person” means a natural person, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.
          (g) “Piggyback Registration” has the meaning set forth in Section 3(a).
          (h) “Registrable Shares” means (i) the Warrant Shares issued or issuable upon exercise of the Warrants and (ii) any shares of capital stock issued or issuable with respect to the Warrant Shares and the Warrants as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on exercises of the Warrants; provided, however, that any such Registrable Shares shall not include any Warrant Shares (i) the sale of which has been registered pursuant to the Securities Act and have been sold pursuant to such registration or (ii) which have been sold to the public, or are transferable without any restrictions, pursuant to Rule 144 under the Securities Act. For all purposes of this Agreement, a Person will be deemed to be a holder of Registrable Shares whenever such Person has the then existing right to acquire such Registrable Shares (by exercise or conversion of securities or otherwise), whether or not such acquisition has actually been effected.
          (i) “Registration Expenses” has the meaning ascribed to it in Section 5.
          (j) “Securities Act” means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

          (k) “Shelf Registration Statement” means a shelf registration statement of the Company filed with the Commission which covers some or all of the Registrable Shares, as applicable, and, at the option of the Company, such shares of capital stock (or other securities of the Company) as the Company shall designate therein, on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the Commission, and any amendments and supplements to such registration statement, including post-effective amendments, in each case including the prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.
          2. Demand Registration.
          (a) Requests for Registration. (i) Any time after the date hereof, any holder of the Registrable Shares may request registration under the Securities Act of any or all of its Registrable Shares for sale in the manner specified in such request; provided that the Company shall not be obligated to register Registrable Shares pursuant to this Section 2(a)(i) on more than two occasions in the aggregate. With respect to any Shelf Registration Statement, the Company will use commercially reasonable efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus forming part thereof to be useable by the holders for one year from its effective date or such shorter period that will terminate when all the Registrable Shares covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or cease to be Registrable Shares, and after the effectiveness of the Shelf Registration Statement, promptly upon the request of any holder to take any action reasonably necessary to register the sale of any Registrable Shares of such holder and to identify such holder as a selling security holder. Any registrations requested pursuant to this Section 2(a)(i) shall be referred to as a “Demand Registration.”
          (ii) A registration will not count as a Demand Registration until it has become effective and unless the holders of Registrable Shares requesting such registration are able to register and sell at least 80% of the Registrable Shares requested to be included in such registration.
          (b) Priority on Demand Registrations. The Company shall have the right to cause the registration of additional equity securities (“Other Securities”) for sale for the account of any Person (each, an “Other Holder”) in any registration of Registrable Shares requested by the holders thereof pursuant to paragraph (a) above; provided, however, that if the Company is advised in writing by a nationally recognized investment banking firm selected by such holders that, in such firm’s good faith view, the number of Registrable Shares and Other Securities requested to be included (i) creates a substantial risk that the price per share in such registration will be materially and adversely affected or (ii) exceeds the number of Registrable Shares and Other Securities which can be sold in such offering, then the Company will include in such registration, prior to the inclusion of any Other Securities, the number of Registrable Shares requested to be included which in the opinion of such underwriters can be sold, pro rata among the respective holders on the basis of the number of Registrable Shares owned by such holders.
          (c) Restrictions on Registrations. The Company may postpone for up to 90 days the filing or the effectiveness of a registration statement for a Demand Registration if the Company delivers to the holders of Registrable Shares that have requested such Demand Registration a certificate executed by the Company’s Chief Executive Officer to the effect that such Demand Registration, if effected, would have a material adverse effect on any bona fide, material proposal or plan by the Company to engage in any financing, acquisition of assets or any merger, consolidation, tender offer or other significant transaction; provided, however, that the Company may not utilize this right more than twice in any twelve-month period.
          3. Piggyback Registrations.
          (a) Right to Piggyback. Whenever the Company proposes to register any of its securities under the Securities Act (whether or not for its own account) and the registration form to be used may be used for the registration of Registrable Shares (a “Piggyback Registration”), the Company will give prompt written notice to all holders of Registrable Shares of its intention to effect such a registration and, subject to the terms hereof, will include in such registration all Registrable Shares with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company’s notice.
          (b) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration (i) creates a substantial risk that the price per share in such registration will be materially and adversely affected, or (ii) exceeds the number which can be sold in such offering, then the Company will include in such registration: first, the securities the Company proposes to sell and second, the Registrable Shares and the Other Securities requested to be included in such registration to the extent that, in the opinion of such underwriters, they can be sold, pro rata among the holders of such Registrable Shares and the Other Holders on the basis of the number of Registrable Shares and Other Securities requested to be so registered.
          (c) Priority on Secondary Registrations. If a Piggyback Registration is not an underwritten primary registration but is an underwritten secondary registration on behalf of holders of the Company’s securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration (i) creates a substantial risk that the price per share in such registration will be materially and adversely affected, or (ii) exceeds the number which can be sold in such offering, then the Company will include in such registration the number of securities (including Registrable Shares) that such underwriters advise can be so sold without adversely affecting such offering, allocated pro rata among the Other Holders and the holders of Registrable Shares on the basis of the number of securities (including Registrable Shares) requested to be included therein by each Other Holder and each holder of Registrable Shares.
          4. Registration Procedures.
          (a) Whenever any holders of Registrable Shares have requested that any Registrable Shares be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Shares in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:
          (i) prepare and file with the Commission a registration statement with respect to such Registrable Shares (after the holders of Registrable Shares included in such offering have had a reasonable opportunity to review and comment on such registration statement (and each amendment or prospectus filing related thereto)) and cause such registration statement to become and remain effective for such period as may be reasonably necessary to effect the sale of such securities as described in such request;
          (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;
          (iii) furnish to each seller of Registrable Shares and the underwriters of the securities being registered such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller or underwriters may reasonably request in order to facilitate the disposition of the Registrable Shares owned by such seller or the sale of such securities by such underwriters;
          (iv) register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as any seller or, in the case of an underwritten public offering, the managing underwriter, reasonably requests and do any and all other acts and things which may be reasonably necessary to enable such seller to consummate the disposition in such jurisdictions of the Registrable Shares owned by such seller (provided, however, that the Company will not be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection or (y) consent to general service of process in any such jurisdiction);
          (v) cause all such Registrable Shares to be listed or authorized for quotation on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed or quoted or, if similar securities are not then so listed or quoted, as the holders thereof may reasonably request;
          (vi) provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such registration statement;
          (vii) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Shares being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Shares;
          (viii) make available for inspection by any seller of Registrable Shares, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with the preparation of such registration statement;
          (ix) notify each seller of such Registrable Shares, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;
          (x) notify each seller of such Registrable Shares of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;
          (xi) prepare and file with the Commission, promptly upon the request of any seller of such Registrable Shares, any amendments or supplements to such registration statement or prospectus which, in the written opinion of counsel selected by the holders of a majority of the Registrable Shares being registered, may be required under the Securities Act in connection with the distribution of Registrable Shares by such seller;
          (xii) prepare and promptly file with the Commission and promptly notify each seller of such Registrable Shares of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;
          (xiii) advise each seller of such Registrable Shares, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order is issued;
          (xiv) refrain from filing any such registration statement, prospectus, amendment or supplement to which counsel selected by the holders of a majority of the Registrable Shares being registered shall have objected in writing on the grounds that such amendment or supplement may not comply in all material respects with the requirements of the Securities Act;
          (xv) at the request of any seller of such Registrable Shares furnish on the date or dates provided for in the underwriting agreement, if any, or upon the effective date of the registration statement: (A) an opinion of counsel, addressed to the underwriters, if any, and the sellers of Registrable Shares, covering such matters as such underwriters, if any, and sellers may reasonably request and as are customarily covered by the issuer’s counsel in an underwritten offering; and (B) a letter or letters from the independent certified public accountants of the Company addressed to the underwriters, if any, and the sellers of Registrable Shares, covering such matters as such underwriters, if any, and sellers may reasonably request and as are customarily covered in accountant’s letters in connection with an underwritten offering;
          (xvi) during such time as any holders of Registrable Shares may be engaged in a distribution of Registrable Shares, comply with Regulation M promulgated under the Exchange Act, to the extent applicable; and
          (xvii) otherwise use its best efforts to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement in accordance with the intended method of disposition and to make generally available to its security holders, as soon as reasonably practicable, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.
          (b) Each holder of Registrable Shares that sells Registrable Shares pursuant to a registration under this Agreement agrees as follows:
          (i) Such seller shall cooperate as reasonably requested by the Company with the Company in connection with the preparation of the registration statement, and for so long as the Company is obligated to file and keep effective the registration statement, shall provide to the Company, in writing, for use in the registration statement, all such information regarding such seller and its plan of distribution of the Registrable Shares as may be reasonably necessary to enable the Company to prepare the registration statement and prospectus covering the Registrable Shares, to maintain the currency and effectiveness thereof and otherwise to comply with all applicable requirements of law in connection therewith; and
          (ii) During such time as such seller may be engaged in a distribution of the Registrable Shares, such seller shall (A) comply with Regulation M promulgated under the Exchange Act, to the extent applicable, (B) distribute the Registrable Shares under the registration statement solely in the manner described in the registration statement and (C) cease distribution of such Registrable Shares pursuant to such registration statement upon receipt of written notice from the Company that the prospectus covering the Registrable Shares contains any untrue statement of a material fact or omits a material fact required to be stated therein or necessary to make the statements therein not misleading.
          5. Registration Expenses.
          (a) All expenses incident to the Company’s performance of or compliance with this Agreement, including all registration and filing fees, fees of transfer agents and registrars, fees and expenses of compliance with securities or blue sky laws, fees of the Financial Industry Regulatory Authority, printing expenses, road show expenses, fees and disbursements of counsel for the Company, fees and expenses of the Company’s independent certified public accountants, and the fees and expenses of any underwriters (excluding underwriting discounts and commissions attributable to the Registrable Shares included in such registration) and other Persons retained by the Company (all such expenses being herein called “Registration Expenses”), will be borne by the Company. In addition, the Company will pay its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance obtained by the Company and the expenses and fees for listing or authorizing for quotation the securities to be registered on each securities exchange or automated quotation system on which any shares of common stock are then listed or quoted.
          (b) In connection with each Demand Registration and each Piggyback Registration effected pursuant to this Agreement, the Company will reimburse the holders of Registrable Shares covered by such registration for such holders’ out-of-pocket expenses and the reasonable fees and expenses of one special counsel for the holders chosen by the holders of a majority of such Registrable Shares.
          (c) Notwithstanding paragraphs (a) and (b) above, the holders of the Registrable Shares agree that in the event any such holders voluntarily withdraw their registration demand, such holders shall pay their pro rata portion of Registration Expenses incurred in such registration or surrender a single registration demand, as set forth in Section 2(a) above, as a result of such withdrawal.
          6. Indemnification.
          (a) In the event of a registration of the Registrable Shares under the Securities Act pursuant to the terms hereof, the Company agrees to indemnify, hold harmless and defend, to the fullest extent permitted by law, each seller of Registrable Shares, its officers, directors shareholders, partners, members, employees and agents and each Person who controls such seller (within the meaning of the Securities Act or the Exchange Act) against all losses, claims, damages, liabilities and expenses (including reasonable attorneys’ fees except as limited by Section 6(c)) caused by (i) any untrue or alleged untrue statement of a material fact contained in any registration statement under which such Registrable Shares were registered, any prospectus or preliminary prospectus contained therein or any amendment thereof or supplement thereto, any Issuer Free Writing Prospectus or any amendment thereof or supplement thereto, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities laws or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law, except insofar as the same are caused by or contained in any information furnished in writing to the Company or any managing underwriter by such seller or any such controlling person expressly for use therein. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act or the Exchange Act) to the same extent as provided above with respect to the indemnification of the sellers of Registrable Shares (and with the same exception with respect to information furnished or omitted by such underwriter or controlling person thereof) and in connection therewith the Company shall enter into an underwriting agreement in customary form containing such provisions for indemnification and contribution as shall be reasonably requested by the underwriters.
          (b) In connection with any registration statement in which a seller of Registrable Shares is participating, each such seller will furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the fullest extent permitted by law, will indemnify, hold harmless and defend the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) and each underwriter and controlling person thereof against any losses, claims, damages, liabilities and expenses (including reasonable attorneys’ fees except as limited by Section 6(c)) resulting from any untrue statement of a material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information so furnished in writing to the Company or any managing underwriter by such seller or a controlling person thereof expressly for use therein; provided that the obligation to indemnify will be several, not joint and several, among such sellers of Registrable Shares, and the liability of each such seller of Registrable Shares will be limited to the net amount received by such seller from the sale of Registrable Shares pursuant to such registration statement.
          (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give such notice shall not limit the rights of such Person except to the extent such failure to give notice shall materially prejudice the rights of the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment (with written advice of counsel) a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not enter into any settlement without the indemnified party’s prior written consent unless such settlement includes an unconditional release of the indemnified party from liability relating to the claim. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment (with written advice of counsel) of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.
          (d) Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Section 6(a) or Section 6(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation (even if the holders or any underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or, except as provided in Section 6(c), defending any such action or claim. Notwithstanding the provisions of this Section 6(d), no holder shall be required to contribute an amount greater than the dollar amount of the proceeds received by such holder with respect to the sale of any Registrable Shares. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The holders’ obligations in this Section 6(d) to contribute shall be several in proportion to the amount of Registrable Shares registered by them and not joint.
          (e) The indemnification and contribution provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the offering of Registrable Shares in a registration statement.
          7. Compliance with Rule 144. The Company shall (i) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after 90 days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public, (ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act and (iii) at the request of any holder who proposes to sell securities in compliance with Rule 144, forthwith furnish to such holder a written statement of compliance with the reporting requirements of the Commission as set forth in Rule 144 and make available to such holders such information as will enable the holders to make sales pursuant to Rule 144.

          8. Form S-3 Registrations. In case the Company shall receive a written request from holders of at least 25% of the Registrable Shares that the Company effect a registration on Form S-3, and any related qualification or compliance with respect to all or a part of the Registrable Shares owned by such holder or holders, the Company will:
          (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other holders of Registrable Shares; and
          (b) as soon as practicable, but in any event within 15 business days, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such holder’s or holders’ Registrable Shares as are specified in such request, together with all or such portion of the Registrable Shares of any other holder or holders joining in such request as are specified in a written request given within five (5) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 8: (i) if Form S-3 is not available for such offering by the holders; (ii) if the Company shall furnish to the holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 30 days after receipt of the request of the holder or holders under this Section 8; provided, however, that the Company shall not utilize this right more than once in any twelve month period; (iii) if the Company has, in the six (6)-month period preceding the date of such request, already effected a registration pursuant to this Section 8; or (iv) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.
          (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Shares and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the holders. All Registration Expenses incurred in connection with a registration requested pursuant to this Section 8, including, without limitation, all registration, filing, qualification, printer’s and accounting fees and the reasonable fees and disbursements of counsel for the selling holder or holders and counsel for the Company, shall be borne by the Company. Registrations effected pursuant to this 8 shall not be counted as Demand Registrations effected pursuant to Section 2.
          9. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.
          10. Amendments and Waivers. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended or waived at any time only by the written agreement of the Company and a majority in interest of the holders of the Registrable Shares; provided that any such amendment or waiver shall apply equally to all holders of Registrable Shares. Any waiver, permit, consent or approval of any kind or character on the part of any such holders of any provision or condition of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in writing.
          11. Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto, whether so expressed or not. In addition, the provisions of this Agreement which are for the benefit of the holders of Registrable Shares are also for the benefit of, and enforceable by, any subsequent holder of Registrable Shares who consents in writing to be bound by this Agreement.
          12. Final Agreement. This Agreement constitutes the final agreement of the parties concerning the matters referred to herein, and supersedes all prior agreements and understandings.
          13. Limit on Future Registration Rights. The Company will not grant any other registration rights to any Person (other than (a) registration rights that are subordinate to or, in the case of registration rights granted to the seller in connection with stock issued as consideration in connection with the Acquisition (as defined in the Loan Agreement), no more than pari passu with, the registration rights granted herein to the holders of Registrable

Shares and (b) registration rights previously granted to the Other Holders) without the consent from holders of at least 51% of the Registrable Shares.
          14. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.
          15. Descriptive Heading. The descriptive headings of this Agreement are inserted for convenience of reference only and do not constitute a part of and shall not be utilized in interpreting this Agreement.
          16. Notices. Any notices required or permitted to be sent hereunder shall be delivered personally or mailed, certified mail, return receipt requested, or delivered by overnight courier service to the following addresses, or such other addresses as shall be given by notice delivered hereunder, or transmitted by facsimile transmission, and shall be deemed to have been given upon delivery, if delivered personally, when confirmation of transmission is received, if transmitted by facsimile, three business days after mailing, if mailed, one business day after delivery to the courier, if delivered by overnight courier service, or, in the case of facsimile transmission, when received:
          If to the holders of Registrable Shares, to the addresses set forth on the record books of the Company.
If to the Company:
5208 N. E. 122nd Avenue
Portland, OR 97230
Telephone: (215) 832-0074
Telecopier: (215) 832-0078
          17. GOVERNING LAW. THE VALIDITY, MEANING AND EFFECT OF THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THAT STATE.
          18. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument. Each party shall receive a duplicate original of the counterpart copy or copies executed by it and the Company.
          19. Injunctive Relief0.4. Injunctive Relief. Each of the parties hereto acknowledges that in the event of a breach by any of them of any material provision of this Agreement, the aggrieved party may be without an adequate remedy at law. Each of the parties therefore agrees that in the event of such a breach hereof the aggrieved party may elect to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing breach hereof. By seeking or obtaining any such relief, the aggrieved party shall not be precluded from seeking or obtaining any other relief to which it may be entitled.
* * * * * * *

          This Registration Agreement was executed on the date first set forth above.

TRM CORPORATION

By:	/s/ Richard B. Stern

Name: Richard B. Stern Title: Chief Executive Officer and President

LC CAPITAL MASTER FUND, LTD.

By:	/s/ Richard F. Conway

Name: Richard F. Conway Title: Director